Exhibit 99.1

FOR RELEASE AT 4.06PM EDT

                                                   MEDIA:
                                                   Siobhan MacDermott
                                                   McAfee, Inc.
                                                   (415) 299-2945
                                                   Siobhan_macdermott@mcafee.com

                                                   INVESTORS:
                                                   Kelsey Doherty
                                                   McAfee, Inc.
                                                   (646) 728-1494
                                                   Kelsey_doherty@mcafee.com

          MCAFEE, INC. REPORTS PRELIMINARY SECOND QUARTER 2006 REVENUE
                                 OF $277 MILLION

                     PROVIDES UPDATE ON STOCK OPTION REVIEW

SANTA CLARA, Calif., July 27, 2006 --McAfee, Inc. (NYSE: MFE) today announced preliminary unaudited results for the second quarter ended June 30, 2006. These results are preliminary because McAfee(R) is in the midst of a previously announced review of stock option grant practices and related accounting. This review will likely result in prior period non-cash stock compensation charges and related tax effects, which could affect the preliminary unaudited second quarter 2006 results being announced today, and may also lead to other cash expenses associated with remediating this matter. In addition, as a result of the ongoing options review, McAfee anticipates that it will not file its Quarterly Report on Form 10-Q for the quarter ended June 30, 2006 on a timely basis. Further, McAfee believes that it is more likely than not that it will restate its financial statements in at least one, and potentially several, prior periods. As a result, McAfee has concluded that its previously issued financial statements should no longer be relied upon.

All results reported today are presented without taking into account any adjustments that may be required in connection with the ongoing stock option review and should be considered preliminary until McAfee files its Form 10-Q for the second quarter ended June 30, 2006.

For the second quarter ended June 30, 2006, McAfee's consolidated net revenue was $277 million. On a GAAP basis, McAfee's second quarter net earnings were $31 million (includes stock-based compensation expense of $11.2 million, net of tax), or $0.19 per share diluted (includes stock-based compensation expense of $0.07). On a non-GAAP or pro forma basis, second quarter net earnings were $48 million, or $0.30 per share diluted. Pro forma operating margins for the second quarter were 21.0% and GAAP operating margins were 10.0% for the quarter. Second quarter 2006 operating margins include $4 million as a GAAP and pro forma charge for the period relating to an accrual for a potential legal settlement.

FINANCIAL HIGHLIGHTS

     o New McAfee revenue in the quarter grew by 13% year over year, with bookings increasing 3% globally
     o Overall, McAfee consumer revenue in the quarter grew by 2% year over year to $111 million, with bookings increasing by 11%. Revenue from online consumer services in the quarter grew by 7% year over year with bookings growing 15% year over year

     o McAfee online consumer services added 1.6 million net new subscribers in the quarter, bringing the total number of unique subscribers to
          20.8 million
     o Deferred revenue grew by $32 million in the quarter to end the quarter at $808 million
     o McAfee ended the second quarter with cash and cash equivalents, restricted cash, and investments of $1.154 billion

FINANCIAL OUTLOOK

     o McAfee expects net revenue for the third quarter of 2006 to be between $265 million and $285 million and pro forma net earnings to be between $0.26 and $0.32 per share. This guidance reflects an assumed 27% tax rate
     o McAfee expects full year 2006 net revenue to be between $1.05 billion and $1.15 billion and pro forma net earnings to be between $1.20 and $1.40 per share. This guidance reflects an assumed 27% tax rate.

"McAfee had a solid second quarter and the underlying balance sheet fundamentals of the business remain strong," said George Samenuk, chairman and chief executive officer of McAfee, Inc. "We will continue to provide visibility into our business and are committed to helping our investors monitor its progress. The company has a strategy in place and will continue to build, buy, partner and invest to maintain its role as thought leader and primary security provider across its target markets."

UPDATE ON STOCK OPTION REVIEW

As previously announced, McAfee, through a Special Committee of independent directors with the assistance of independent counsel and forensic accountants, has been engaged in an internal review of its stock option grant practices and related accounting. Although the review is still ongoing, the Special Committee has concluded that, pursuant to the requirements of Accounting Principles Board Opinion No. 25, Accounting for Stock Issued to Employees (APB 25), the accounting measurement dates for certain stock options granted differ from the measurement dates previously used for such awards. As a result, new accounting measurement dates will apply to the affected option grants. McAfee believes that it is more likely than not that the amount of such additional adjustments relating to prior periods will be material and that McAfee will restate its financial statements in at least one, and potentially several, prior periods. The tax consequences that may result from these adjustments have not yet been determined.

The Special Committee is working to complete its stock option review in a timely manner and the Company intends to file its quarterly report for the period ended June 30, 2006 as soon as practicable after the Special Committee's investigation is concluded. However, at this time, McAfee is not in a position to predict when the stock option review will be completed.

BUSINESS HIGHLIGHTS:

     o McAfee acquired Preventsys, Inc. to further advance its ability to help companies reduce the complexity of managing their security
     o McAfee announced four new security subscription suites, based on the Falcon platform, to provide consumers with the latest protection against both traditional and emerging threats
     o McAfee also completed integration of SiteAdvisor and successfully concluded initiatives that re-branded the product as McAfee SiteAdvisor
     o McAfee recently adopted a Chinese name and established a mobile research laboratory in China
     o McAfee enhanced its Secure Messaging Gateway and Security Internet Gateway appliances to include new e-mail regulatory compliance, encryption modules and enhanced anti-spam functionality. McAfee also announced VirusScan(R) for Mactel, anti-virus support for Intel-based Apple computers.

     o McAfee added 21 patents in the second quarter, bringing its total to 220 patents
     o McAfee appointed Chuck Robel to the McAfee Board of Directors and Audit Committee
     o The McAfee mobile and consumer business expanded its partnership base through new agreements with British Sky Broadcasting, Cingular Wireless, Willcom, Motorola, StarSoftComm, China Unicom, Baidu, eSys Technologies and Visual Data and Equifax
     o McAfee Avert(R) Labs officially released protection for the 200,000th threat in its database--demonstrating a 60% decrease in the amount of time it took to double the number of threats in the database since September 2004. It also announced its reemergence in the field of vulnerability discovery and disclosure as a way to raise public awareness of potential points of attack.
     o McAfee also received strong third-party validation in the second quarter:
               o McAfee won Computerworld's 21st Century Achievement Award and Leadership Award
               o McAfee was named a 2006 DICE winner by CMP Technology's Digital Connect Magazine as Overall Winner as well as the category of Channel Criteria Winner
               o McAfee was awarded CompUSA's prestigious Vendor of the Year Award in the Productivity Software category
               o McAfee AntiSpyware Enterprise was named the top product in a seven-product comparison performed by Information Security Magazine, and a winner in the Anti-Spyware Category for Redmond Magazine's 2006 Reader's Choice Awards
               o McAfee Foundstone(R) Enterprise 4.2 has been named a finalist in the sixth annual eWEEK Excellence Awards
               o McAfee Active Virus Defense was named a winner in the anti-malware category for the InfoSecurity Customer Trust 2006 Awards
               o McAfee Technical Support was named the winner for "Best Use of Technology" in the annual Call Center Excellence Awards, a finalist in the fourth annual American Business Awards in the "Best Support Organization" category, and one of the "Ten Best Web Support Sites of 2006" by the Association of Support Professionals (ASP)
               o McAfee VirusScan Mobile earned certification for automated online virus scanning from Symbian Signed mobile application certification program
     o McAfee achieved a number of enterprise customer wins in the quarter, including Imtech, Corus Group, a worldwide leading re-insurance company, one of the largest local ISP's in Germany, a major global energy supplier, a large financial house, a leading premium drinks business, a large financial Suisse institution and a leading mobile operating systems developer

CONFERENCE CALL INFORMATION

     o The company will host a conference call today at 1:30 p.m. Pacific, 4:30 p.m. Eastern to discuss its quarterly results. Participants should call 888-790-2935 (U.S. toll-free) or 517-623-4381
          (international), pass code: MFE
     o Attendees should dial in at least 15 minutes prior to the conference call.
     o A replay of the call will be available until August 10th by calling 888-562-7623 (U.S. toll-free) or 402-220-6504 (international)
     o A Web cast of the call may also be found on the Internet through McAfee's Investor Relations Web site at http://investor.mcafee.com

DISCLOSURE STATEMENTS

Pro forma net earnings and pro forma operating margin exclude amortization of purchased technology and intangibles expense, stock-based compensation charges, retention bonuses and severance payments related to acquisitions, gain or loss on sale of assets and technology, restructuring charges, SEC and compliance costs and in process research and development. Pro forma net earnings assume an effective tax rate of 27% for 2006. McAfee management believes that the 27% pro forma effective tax rate is reflective of a long-term normalized tax rate under the global McAfee structure as of the period end. McAfee's management uses pro forma net earnings and pro forma operating results to evaluate the company's operating performance and believes that excluding these items enhances management's and its investors' ability to evaluate McAfee's comparable historical operating results.

McAfee is unable to provide a pro forma to GAAP reconciliation of projected net earnings and net earnings per share for the third quarter of 2006 and full year 2006. Among other reasons, such amounts are not known or cannot be reasonably estimated at this time or, in the case of stock options, the amount of any compensation charge (credit) related to stock options may depend on changes in the trading price of McAfee's common stock. McAfee estimates that (i) for the third quarter of 2006 and remainder of 2006 restructuring charges will be in the range of $0.5 million to $1.5 million based on decisions made prior to the second quarter 2006 for which the actions will occur in 2006 but excluding additional restructuring activities that may be taken after June 30, 2006, (ii) for the third quarter of 2006 and remainder of 2006 amortization expense (excluding the impact of potential intangible amounts related to the SiteAdvisor acquisition) will be approximately $2.5 million and $4.5 million on intangibles and trademarks, and $5.4 million and $10.9 million on purchased technology and
(iii) for the third quarter of 2006 and remainder of 2006 other expenses related to the IntruVert, Foundstone(R) and Wireless Security Corp., SiteAdvisor and Preventsys acquisitions will be approximately $2.4 million and $4.9 million. The estimate for amortization expense does not include any future impairment of intangible assets with respect to previous acquisitions nor does it include any intangible assets that may be acquired through future acquisitions.

FORWARD-LOOKING STATEMENTS

This release contains forward-looking statements which include those regarding the preliminary unaudited results for the second quarter ended June 30, 2006 and guidance for the full year 2006, expected operating results for the third quarter and remainder of 2006, the anticipated timing for McAfee's filing of its Form 10-Q for the second quarter of 2006, the possibility that McAfee could conclude that a restatement of its historical financial statements is required and planned new product introductions and related product benefits. Actual results could vary perhaps materially and the expected results may not occur. In particular, McAfee may be required to make adjustments to its unaudited preliminary second quarter results, as well as to its financial results previously reported for prior periods, as a result of its ongoing review into past stock option grants, and McAfee may restate certain prior period financial statements. In addition, actual results are subject to other risks, including that McAfee may not achieve its planned revenue realization rates; succeed in its efforts to grow its business, build upon its technology leadership or capture market share, notwithstanding related commitment or related investment. The company may not benefit from its strategic alliances or partnerships as anticipated, customers may not respond as favorably as anticipated to the company's product or technical support offerings, or the company may not satisfactorily anticipate or meet its customers' needs or expectations. Actual results are also subject to a number of other factors, including customer and distributor demand fluctuations and macro and other economic conditions both in the U.S. and internationally. The forward-looking statements contained in this release are also subject to other risks and uncertainties, including those more fully described in McAfee's filings with the SEC including its annual report on Form 10-K for the year ended December 31, 2005 and its quarterly reports filed on Form 10-Q.

FINANCIAL TABLES

The completion of the ongoing review of past stock option grants could result in prior period non-cash stock compensation charges and related tax effects, which could affect the preliminary unaudited results and full year guidance reported in this release. Therefore, all results reported in this release are unaudited and should be considered preliminary until the Form 10-Q for the second quarter ended June 30, 2006 is filed with the SEC.

ABOUT MCAFEE, INC.

McAfee Inc., headquartered in Santa Clara, California and the global leader in Intrusion Prevention and Security Risk Management, delivers proactive and proven solutions and services that secure systems and networks around the world. With its unmatched security expertise and commitment to innovation, McAfee empowers home users, businesses, the public sector, and service providers with the ability to block attacks, prevent disruptions, and continuously track and improve their security. http://www.mcafee.com.

                                      # # #


McAfee, SiteAdvisor, Intrushield, Foundstone, VirusScan, and Avert are registered trademarks or trademarks of McAfee, Inc. and/or its affiliates in the US and/or other countries. McAfee Red in connection with security is distinctive of McAfee brand products. All other registered and unregistered trademarks herein are the sole property of their respective owners. (C) 2006 McAfee, Inc. All rights reserved.

                          MCAFEE, INC. AND SUBSIDIARIES
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                                 (in thousands)
                           (Preliminary and Unaudited)

                                                                     JUNE 30,      DECEMBER 31,
                                                                       2006            2005
                                                                   ------------    ------------
Assets:
      Cash and marketable securities                               $  1,153,663    $  1,257,021
      Restricted cash                                                     1,042          51,428
      Accounts receivable, net                                          127,546         158,680
      Prepaid expenses, income taxes and other current assets           146,732         106,791
      Property and equipment, net                                        91,126          85,641
      Deferred taxes                                                    457,380         448,126
      Goodwill, intangibles and other long term assets, net             593,831         534,937
                                                                   ------------    ------------
           Total assets                                            $  2,571,320    $  2,642,624
                                                                   ============    ============
Liabilities:
      Accounts payable                                             $     30,821    $     34,678
      Accrued liabilities                                               233,134         263,855
      Deferred revenue                                                  808,039         746,420
      Accrued taxes and other long term liabilities                     148,883         142,638
                                                                   ------------    ------------
           Total liabilities                                          1,220,877       1,187,591
Stockholders' equity:
      Common stock                                                        1,724           1,705
      Treasury stock                                                   (302,755)        (68,395)
      Additional paid-in capital                                      1,419,382       1,356,881
      Deferred stock-based compensation                                       -            (474)
      Accumulated other comprehensive income                             25,825          31,302
      Retained earnings                                                 206,267         134,014
                                                                   ------------    ------------
           Total stockholders' equity                                 1,350,443       1,455,033
                                                                   ------------    ------------
           Total liabilities and stockholders' equity              $  2,571,320    $  2,642,624
                                                                   ============    ============

                          MCAFEE, INC. AND SUBSIDIARIES
                   CONDENSED CONSOLIDATED STATEMENTS OF INCOME
                      (in thousands, except per share data)
                           (Preliminary and unaudited)

                                                                        THREE MONTHS ENDED             SIX MONTHS ENDED
                                                                            JUNE 30,                       JUNE 30,
                                                                   ---------------------------    ---------------------------
                                                                       2006           2005            2006           2005
                                                                   ------------   ------------    ------------   ------------
Net revenue                                                        $    277,364   $    245,382    $    549,331   $    481,109

Cost of net revenue (1)                                                  42,394         32,970          83,471         67,777
Amortization of purchased technology                                      5,226          3,886           9,067          7,736
                                                                   ------------   ------------    ------------   ------------
        Gross profit                                                    229,744        208,526         456,793        405,596

Operating costs:
        Research and development (1)                                     56,910         44,884         107,887         83,114
        Marketing and sales (1)                                          93,890         76,136         178,756        147,320
        General and administrative (1)                                   41,578         29,543          77,872         61,272
        Reimbursement from transition services agreement                      -            (31)              -           (359)
        Loss (gain) on sale/disposal of assets and technology               129           (970)            153           (711)
        Amortization of intangibles                                       2,846          3,705           5,639          7,233
        Restructuring charges                                               568          3,676           1,119          5,972
        SEC and compliance costs                                          3,352              -           3,772              -
        IP R&D                                                              460          4,000             460          4,000
        Divestiture expense                                                   -            201               -            789
        Acquisition retention bonuses and severance                       2,344          1,393           3,263          2,856
                                                                   ------------   ------------    ------------   ------------
           Total operating costs                                        202,077        162,537         378,921        311,486
                                                                   ------------   ------------    ------------   ------------
        Income from operations                                           27,667         45,989          77,872         94,110
Interest and other income, net                                            7,996          4,584          19,930          8,896
                                                                   ------------   ------------    ------------   ------------
        Income before provision for income taxes                         35,663         50,573          97,802        103,006
Provision for income taxes                                                4,300          8,875          25,549         25,338
                                                                   ------------   ------------    ------------   ------------
        Net income                                                 $     31,363   $     41,698    $     72,253   $     77,668
                                                                   ============   ============    ============   ============
Net income per share - basic                                       $       0.20   $       0.25    $       0.45   $       0.48
                                                                   ============   ============    ============   ============
Net income per share - diluted                                     $       0.19   $       0.25    $       0.44   $       0.46
                                                                   ============   ============    ============   ============
Shares used in per share calculation - basic                            159,418        163,560         162,163        163,240
                                                                   ============   ============    ============   ============
Shares used in per share calculation - diluted                          161,404        167,379         164,113        167,344
                                                                   ============   ============    ============   ============

(1) Prior to January 1, 2006, the Company accounted for stock compensation expense under APB 25, "Accounting for Stock Issued to Employees", which measured stock compensation expense using the intrinsic value method. As of January 1, 2006, the Company accounts for stock compensation expense under SFAS 123R, "Share-Based Payment", which requires stock compensation expense to be recognized based on grant date fair value. Periods prior to January 1, 2006, have not been restated to conform with the provisions of SFAS 123R.

        Stock-based compensation charges (benefits) are
         included as follows:
           Cost of net revenue                                     $        677   $          -    $      1,353   $          -
           Research and development                                       4,354          1,264           8,271         (1,239)
           Marketing and sales                                            6,262            443          10,953           (292)
           General and administrative                                     4,377            661           8,664            607
                                                                   ------------   ------------    ------------   ------------
                                                                   $     15,670   $      2,368    $     29,241   $       (924)
                                                                   ============   ============    ============   ============

                          MCAFEE, INC. AND SUBSIDIARIES
              PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF INCOME
                      (in thousands, except per share data)
                           (Preliminary and Unaudited)

                                                                        THREE MONTHS ENDED             SIX MONTHS ENDED
                                                                             JUNE 30,                      JUNE 30,
                                                                   ----------------------------------------------------------
                                                                       2006           2005            2006           2005
                                                                   ------------   ------------    ------------   ------------
Net revenue                                                        $    277,364   $    245,382    $    549,331   $    481,109

Cost of net revenue (1)                                                  41,717         32,970          82,118         67,777
Amortization of purchased technology                                          -              -               -              -
                                                                   ------------   ------------    ------------   ------------
  Gross profit                                                          235,647        212,412         467,213        413,332
Operating costs:
  Research and development (1)                                           52,556         43,620          99,616         84,353
  Marketing and sales (1)                                                87,628         75,693         167,803        147,612
  General and administrative (1)                                         37,201         28,882          69,208         60,665
  Reimbursement from transition services
   agreement                                                                  -              -               -              -
  Loss (gain) on sale/disposal of assets and
   technology                                                                 -              -               -              -
  Amortization of intangibles                                                 -              -               -              -
  Restructuring charges                                                       -              -               -              -
  SEC and compliance costs                                                    -              -               -              -
  IP R&D                                                                      -              -               -              -
  Divestiture expense                                                         -              -               -              -
  Acquisition retention bonuses and
   severance                                                                  -              -               -              -
                                                                   ------------   ------------    ------------   ------------
    Total operating costs                                               177,385        148,195         336,627        292,630
                                                                   ------------   ------------    ------------   ------------
Income from operations                                                   58,262         64,217         130,586        120,702
Interest and other income, net                                            7,996          4,584          19,930          8,896
                                                                   ------------   ------------    ------------   ------------
  Income before provision for income taxes                               66,258         68,801         150,516        129,598
Provision for income taxes                                               17,890         17,200          40,639         32,400
                                                                   ------------   ------------    ------------   ------------
  Pro forma net income                                             $     48,368   $     51,601    $    109,877   $     97,198
                                                                   ============   ============    ============   ============
Net income per share - diluted                                     $       0.30   $       0.31    $       0.67   $       0.58
                                                                   ============   ============    ============   ============
Shares used in per share calculation - diluted                          161,404        167,379         164,113        167,344
                                                                   ============   ============    ============   ============

(1)  Excludes stock-based compensation charges (benefits)

     The accompanying reconciliation of pro forma condensed consolidated statements of income to the condensed consolidated statements of income is an integral part of the above pro forma financial information. The Company believes that the above pro forma information provides useful information to management and investors regarding financial and business trends relating to its financial condition and results of operations. However, this pro forma information will necessarily be different from comparable information provided by other companies and should not be used as an alternative to our operating results and other financial information as determined under accounting principles generally accepted in the United States of America.

                          MCAFEE, INC. AND SUBSIDIARIES
     RECONCILIATION OF CONDENSED CONSOLIDATED PRO FORMA STATEMENTS OF INCOME
               TO THE CONDENSED CONSOLIDATED STATEMENTS OF INCOME
                                 (in thousands)
                           (Preliminary and Unaudited)

                                                                        THREE MONTHS ENDED              SIX MONTHS ENDED
                                                                             JUNE 30,                      JUNE 30,
                                                                   ---------------------------    ---------------------------
                                                                       2006           2005            2006           2005
                                                                   ------------   ------------    ------------   ------------
Pro forma net income                                               $     48,368   $     51,601    $    109,877   $     97,198
   Provision for income taxes                                            17,890         17,200          40,639         32,400
                                                                   ------------   ------------    ------------   ------------
Pro forma income before provision for income taxes                       66,258         68,801         150,516        129,598
   Amortization of purchased technology                                  (5,226)        (3,886)         (9,067)        (7,736)
   Stock-based compensation (charges) benefits                          (15,670)        (2,368)        (29,241)           924
   Reimbursement from transition services agreement                           -             31               -            359
   (Loss) Gain on sale/disposal of assets and technology                   (129)           970            (153)           711
   Amortization of intangibles                                           (2,846)        (3,705)         (5,639)        (7,233)
   Restructuring charges                                                   (568)        (3,676)         (1,119)        (5,972)
   SEC and compliance costs                                              (3,352)             -          (3,772)             -
   IP R&D                                                                  (460)        (4,000)           (460)        (4,000)
   Divestiture expense                                                        -           (201)              -           (789)
   Acquisition retention bonuses and severance                           (2,344)        (1,393)         (3,263)        (2,856)
                                                                   ------------   ------------    ------------   ------------
Income before provision for income taxes                           $     35,663   $     50,573    $     97,802   $    103,006
                                                                   ------------   ------------    ------------   ------------
   Provision for income taxes                                             4,300          8,875          25,549         25,338
                                                                   ------------   ------------    ------------   ------------
Net income                                                         $     31,363   $     41,698    $     72,253   $     77,668
                                                                   ============   ============    ============   ============

MCAFEE, INC.

REVENUE BY PRODUCT GROUPS - PRESS RELEASE - TOTAL CONSOLIDATED
(in thousands)

                               Q2 '06               Q1 '06               Q4 '05               Q3 '05               Q2 '05
                         ------------------   ------------------   ------------------   ------------------   ------------------
McAfee                   $  277,364     100%  $  271,967     100%  $  253,258     100%  $  252,910     100%  $  245,207     100%

McAfee Corporate         $  166,183      60%  $  160,280      59%  $  147,004      58%  $  147,607      58%  $  135,899      55%

McAfee Consumer          $  111,181      40%  $  111,687      41%  $  106,254      42%  $  105,303      42%  $  109,308      45%
  -McAfee.com                94,713      34%      97,512      36%      89,968      36%      87,597      35%      88,582      36%
  -Retail                    16,468       6%      14,175       5%      16,286       6%      17,706       7%      20,726       9%

Divested Businesses
  -NAI Labs                       -       0%           -       0%          21       0%           1       0%         175       0%
                         ----------   -----   ----------   -----   ----------   -----   ----------   -----   ----------   -----
Total MFE                $  277,364     100%  $  271,967     100%  $  253,279     100%  $  252,911     100%  $  245,382     100%
                         ==========   =====   ==========   =====   ==========   =====   ==========   =====   ==========   =====

BOOKINGS BY PRODUCT GROUPS - PRESS RELEASE - TOTAL CONSOLIDATED
(in thousands)

                               Q2 '06               Q1 '06               Q4 '05               Q3 '05               Q2 '05
                         ------------------   ------------------   ------------------   ------------------   ------------------
McAfee                   $  328,167     100%  $  318,061     100%  $  360,735     100%  $  293,819     100%  $  317,466     100%

McAfee Corporate         $  183,043      56%  $  169,626      53%  $  225,300      63%  $  171,239      58%  $  187,116      59%
  -Enterprise               104,243      32%      91,311      29%     136,021      38%      94,560      32%     101,251      32%
  -SMB                       78,800      24%      78,315      24%      89,279      25%      76,679      26%      85,865      27%

McAfee Consumer          $  145,124      44%  $  148,435      47%  $  135,435      37%  $  122,580      42%  $  130,350      41%
  -McAfee.com               130,540      40%     130,140      41%     115,783      32%     102,708      35%     113,866      36%
  -Retail                    14,584       4%      18,295       6%      19,652       5%      19,872       7%      16,484       5%
                         ----------   -----   ----------   -----   ----------   -----   ----------   -----   ----------   -----
Total MFE                $  328,167     100%  $  318,061     100%  $  360,735     100%  $  293,819     100%  $  317,466     100%
                         ==========   =====   ==========   =====   ==========   =====   ==========   =====   ==========   =====